UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Earliest Event Reported:   January 9, 2008

Pacific Sands, Inc.
(Exact Name of Registrant as Specified in Its Charter)

Nevada	00-29483	88-0322882
(State or Other Jurisdiction of Incorporation)	(Commission file Number)	(I.R.S. Employer Identification No.)

1509 Rapids Dr. Racine WI		53404
(Address of Principal Executive Offices)		(Zip Code)

(262) 619-3261
(Registrant’s Telephone Number, Including Area Code)

________________________________________________________________
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Section Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12).

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)).

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c)).

Item 5.02	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers

A press release was issued by Pacific Sands, Inc. on January 9, 2008:

THOMAS PAULSEN JOINS PACIFIC SANDS BOARD OF DIRECTORS

Racine, WI - Pacific Sands, Inc.(OTCBB: PFSD), which manufactures environmentally friendly cleaning and water treatment solutions, announced today Thomas Paulsen has joined the company’s board of Directors.

Paulsen, 44, is the chief financial officer of Wismarq Corporation, a national coil coater of steel and aluminum building products, based in Oconomowoc, Wis, employing over 100 workers.

Mr. Paulsen is a certified public accountant with an MBA from Marquette University. He began his career in public accounting with Ernst & Whinney and has over 21 years of experience with an extensive background in accounting, corporate budgeting and operations. He was the chief financial officer and corporate controller for Kelley Company, based in Milwaukee, WI, from 2000 to 2002

“We look forward to gaining Tom’s perspectives from his experience in finance and his knowledge of the public corporate sector from his years a Kelley Company,” said Michael Wynhoff, president and CEO of Pacific Sands. “His tenure at Wismarq, which has a strong commitment to the environment as noted by their installation of a multi-million dollar incinerator guaranteeing 98% VOC destruction (which far exceeds the EPA requirement) gives him valuable insights into our ecology-focused business.”

Paulsen will also serve as the company's corporate secretary and chair the company's audit and compensation committees. With Paulsen, the Pacific Sands board has been expanded from 3 to 4 individuals.

About Pacific Sands
Pacific Sands, Inc., promoting earth, health, pet and kid-friendly chemistry solutions, is publicly traded on the NASDAQ OTCBB. The company's core ecoONE® pool, spa and household cleaning product lines  deliver earth, health and kid-safer alternatives. More information is available at www.pacificsands.biz and our newly created e-commerce site: www.ecoONE.biz.

Safe Harbor Act Disclaimer
The statements contained in this release and statements that the company may make orally in connection with this release that are not historical facts are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Actual results may differ materially from those projected in the forward-looking statements, since these forward-looking statements involve risks and uncertainties that could significantly and adversely impact the company's business. Therefore, actual outcomes and results may differ materially from those made in forward-looking statements.

Contact:
Investor Relations
Andrew Barwicki
516-662-9461

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on behalf by the undersigned hereunto duly authorized.

Pacific Sands, Inc.
(Registrant)

Date: January 10, 2008	/s/ Michael Wynhoff
Michael Wynhoff, CEO